Exhibit 99.1

Zuora Enters into Definitive Agreement to be Acquired by Silver Lake and GIC for $1.7 Billion

Zuora Stockholders to Receive $10.00 Per Share in Cash

REDWOOD CITY, Calif., October 17, 2024 – Zuora, Inc. (NYSE: ZUO), a leading monetization suite for modern business, today announced that it has entered into a definitive agreement to be acquired by Silver Lake, the global leader in technology investing, in partnership with an affiliate of GIC Pte. Ltd. (“GIC”), in a transaction valued at $1.7 billion. Upon completion of the transaction, Zuora will become a privately held company.

Under the terms of the agreement, Silver Lake and GIC will acquire all outstanding shares of Zuora common stock for $10.00 per share in cash. The purchase price represents an 18% premium to the Company’s unaffected closing stock price1 and a 20% enterprise value2 premium. The agreement was unanimously approved and recommended to the Zuora Board of Directors by a Special Committee consisting of independent directors of the Board, Jason Pressman, John D. Harkey, Jr., Laura Clayton McDonnell and Tim Haley. Following the Special Committee’s recommendation, the agreement has been unanimously approved and recommended for approval by stockholders by the Zuora Board.

“Since our founding, Zuora has evangelized the shift to the Subscription Economy and evolution to complex revenue models, providing technology necessary to monetize products and services,” said Tien Tzuo, Zuora’s Founder, CEO and Chairman of the Board. “As a private company, with the support and expertise of Silver Lake and GIC, our monetization suite will continue to lead in the marketplace. We look forward to entering this next phase of growth alongside Silver Lake, GIC and our team of ZEOs.”

“Our agreement with Silver Lake and GIC represents the culmination of a comprehensive process to determine the best path to maximizing value for Zuora stockholders,” said Jason Pressman, Chair of the Special Committee and Lead Independent Director of Zuora’s Board of Directors. “Our review of potential strategic alternatives for the Company was led by a Special Committee composed of independent directors and advised by independent legal and financial advisors. We are pleased to have reached an agreement that will deliver significant, immediate and certain value to Zuora’s stockholders.”

“After recently joining the Zuora Board of Directors, I was pleased to have the opportunity to serve on the Special Committee,” said Mr. Harkey, an independent director of Zuora’s Board of Directors and member of the Special Committee. “The Special Committee and its advisors contacted over 30 parties including both financial sponsors and strategic buyers and conducted detailed due diligence with more than 10 parties. The Silver Lake and GIC proposal represents the only, final, fully-financed proposal received by Zuora, which was reviewed by the Special Committee, evaluated against Zuora’s standalone prospects, future outlook and growth plans, and other strategic and financial alternatives. We recommended this proposal because we believe it offers the best, risk-adjusted value for Zuora’s stockholders.”

“This investment underscores our confidence in Zuora as the clear leader of monetization solutions for modern recurring revenue businesses,” said Joe Osnoss, Managing Partner at Silver Lake and Mike Widmann, Managing Director at Silver Lake. “Building upon our long-term partnership with GIC, we look forward to collectively supporting management as they continue to deliver solutions that enable their more than 1,000 customers to unlock and grow customer-centric business models.”

“Zuora’s best-in-class software powers the revenue engines for many of the largest and most exciting companies today,” said Choo Yong Cheen, Chief Investment Officer of Private Equity at GIC and Eric Wilmes, Head of Private Equity, Americas at GIC. “With rapid growth in the Subscription Economy, company requirements are becoming increasingly complex. Having established the category, Zuora’s products and experience position it for continued market leadership. We are thrilled to work alongside Zuora’s impressive management team and our partner, Silver Lake, to support the business in its next phase of growth.”

1 of $8.47 per share as of the close on April 16, 2024, the last full trading day prior to media reports regarding a possible sale transaction
2 of $1.3 billion based on the unaffected stock price of $8.47 per share as of April 16, 2024

Transaction Details

The transaction is expected to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including the receipt of required regulatory approvals; approval by a majority of the voting power of the outstanding capital of Zuora held by unaffiliated holders; and approval of a majority of the Company’s Class A common stock and a majority of the Company’s Class B common stock, each voting as separate classes. The transaction is not subject to a financing condition.

Tien Tzuo, Zuora’s Founder, CEO and Chairman of the Board, will roll over a majority of his existing ownership. As a continuing investor in Zuora, Mr. Tzuo will remain focused on ensuring that Zuora is best positioned for long-term success.

Upon completion of the transaction, Zuora’s common stock will no longer be listed on any public stock exchange. Mr. Tzuo will continue to lead the Company, which will maintain its headquarters in Redwood City.

Further information regarding terms and conditions contained in the definitive transaction agreements will be made available in Zuora’s Current Report on Form 8-K, which will be filed in connection with this transaction.

Advisors

Qatalyst Partners is serving as exclusive financial advisor to the Special Committee and provided a fairness opinion. Foros is serving as financial advisor to the Company. Goodwin Procter LLP is serving as legal counsel to the Special Committee and Freshfields US LLP is serving as legal counsel to the Company. Simpson Thacher & Bartlett LLP is serving as legal counsel to Silver Lake. Dechert LLP is serving as legal counsel to GIC. Sullivan & Cromwell LLP is serving as legal counsel to Mr. Tzuo.

About Zuora, Inc.

Zuora provides a leading monetization suite to build, run and grow a modern business through a dynamic mix of usage-based models, subscription bundles and everything in between. From pricing and packaging, to billing, payments and revenue accounting, Zuora’s flexible, modular software platform is designed to help companies evolve monetization strategies with customer demand. More than 1,000 customers around the world, including BMC Software, Box, Caterpillar, General Motors, The New York Times, Schneider Electric and Zoom use Zuora’s leading combination of technology and expertise to turn recurring relationships and recurring revenue into recurring growth. Zuora is headquartered in Silicon Valley with offices in the Americas, EMEA and APAC. To learn more, please visit zuora.com.

© 2024 Zuora, Inc. All Rights Reserved. Third party trademarks mentioned above are owned by their respective companies. Nothing in this press release should be construed to the contrary, or as an approval, endorsement or sponsorship by any third parties of Zuora, Inc. or any aspect of this press release.

About Silver Lake

Silver Lake is a global technology investment firm, with more than $104 billion in combined assets under management and committed capital and a team of professionals based in North America, Europe and Asia. Silver Lake’s portfolio companies collectively generate nearly $243 billion of revenue annually and employ approximately 453,000 people globally.

About GIC

GIC is a leading global investment firm established in 1981 to secure Singapore’s financial future. As the manager of Singapore’s foreign reserves, GIC takes a long-term, disciplined approach to investing and is uniquely positioned across a wide range of asset classes and active strategies globally. These include equities, fixed income, real estate, private equity, venture capital, and infrastructure. Its long-term approach, multi-asset capabilities, and global connectivity enable it to be an investor of choice. GIC seeks to add meaningful value to its investments. Headquartered in Singapore, GIC has a global talent force of over 2,300 people in 11 key financial cities and has investments in over 40 countries. For more information, please visit www.gic.com.sg.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company’s website at investor.zuora.com or on the SEC’s website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

Zuora Contacts

Investor Relations Contact:
Luana Wolk
investorrelations@zuora.com
650-419-1377

Media Relations Contact:
Margaret Juhnke
press@zuora.com
619-609-3919

Eric Brielmann / Sharon Stern
Zuora-JF@joelefrank.com
212-355-4449

Silver Lake Contacts

Media Relations Contact:
Matt Benson / Ginger Li
mediainquiries@silverlake.com

GIC Contact

Media Relations Contact:
Katy Conrad
katyconrad@gic.com.sg